R OAD S HOW P RESENTATION December 2012 MERGER OF TRIO MERGER CORP. (TRIO & TRIOW) AND SAEXPLORATION HOLDINGS, INC.

1 The attached slide show was filed with the Securities and Exchange Commission on December 11 , 2012 as part of the Form 8 - K filed by Trio Merger Corp . (“Trio”) . Trio is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Trio’s securities, regarding its merger with SAExploration Holdings, Inc . (“SAE” or the “Company”) . The attached slide show will be distributed to attendees of these presentations . EarlyBirdCapital, Inc . (“EBC”), the managing underwriter of Trio’s initial public offering (“IPO”) consummated on June 24 , 2011 , is acting as Trio’s investment banker in these efforts . EBC will receive a fee of $ 2 , 415 , 000 in connection with this engagement . Trio and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Trio’s stockholders to be held to approve the merger . STOCKHOLDERS OF TRIO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, TRIO’S PROXY STATEMENT (“PROXY STATEMENT”) WHICH WILL CONTAIN IMPORTANT INFORMATION . Such persons may read Trio’s Proxy Statement and Trio’s final Prospectus, dated January 21 , 2011 , for a description of the security holdings of Trio’s officers and directors and of EBC and their respective interests in the successful consummation of the business combination . The Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the merger . Stockholders will also be able to obtain a copy of the Proxy Statement, without charge, by directing a request to : Trio Merger Corp . , 777 Third Avenue, 37 th Floor, New York, New York 10017 . The preliminary Proxy Statement and definitive Proxy Statement, once available, and final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http : //www . sec . gov) . Important Disclosures

2 This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Trio, SAExploration and their combined business after completion of the proposed acquisition . Forward looking statements are statements that are not historical facts . Such forward - looking statements, based upon the current beliefs and expectations of Trio’s and SAExploration’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements . The following factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : business conditions ; weather and natural disasters ; changing interpretations of generally accepted accounting principles ; outcomes of government reviews ; inquiries and investigations and related litigation ; continued compliance with government regulations ; legislation or regulatory environments ; requirements or changes adversely affecting the businesses in which SAExploration is engaged ; fluctuations in customer demand ; management of rapid growth ; intensity of competition from other providers of seismic services ; general economic conditions ; community relations ; permitting issues ; geopolitical events and regulatory changes, as well as other relevant risks detailed in Trio’s filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Additionally, SAExploration’s financial information is unaudited and does not conform to SEC Regulation S - X . Furthermore, it includes certain financial information (EBITDA) not derived in accordance with generally accepted accounting principles (“GAAP”) . Accordingly, such information may be materially different when presented in Trio’s Proxy Statement to solicit stockholder approval of the merger . Trio believes that the presentation of this non - GAAP measure provides information that is useful to investors as it indicates more clearly the ability of SAExploration to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due . SAExploration’s EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one - time non - recurring items and exclusions . Neither Trio nor SAExploration assumes any obligation to update the information contained in this presentation . Safe Harbor

3 Investment Highlights » One of the largest international seismic data acquisition and processing companies in the world » Attractive valuation – significant discount to peers despite higher projected growth profile » High growth company with projected CAGR EBITDA growth of over 38% 1 » International geographic diversification and a blue chip customer base » Experienced management team » Significant ongoing ownership by SAE management team Note: 1 Based on 2010 EBITDA of $14.5 million and the midpoint of the 2014 EBITDA target of $54 million

4 Transaction Summary » At Closing, SAE’s shareholders will receive 6,448,413 Trio common shares, $7,500,000 in cash and $17,500,000 in sellers notes » SAE’s preferred shares will be redeemed at closing for their face value of $5,000,000 » Over the next 2 years, SAE’s shareholders may earn up to an additional 992,064 shares if the following EBITDA targets are met :: » Twelve month lock - up agreements in place for all SAE shareholders » Trio’s warrant holders to amend strike and call prices to $12.00 and $15.00, respectively, or exchange their warrants to comm on shares at a 10 to 1 ratio (the “Warrant Exchange”). Trio’s insiders have agreed to participate in the Warrant Exchange. » Employment agreements with 5 key members of SAE senior management » SAE will make a $15,000,000 distribution to its common shareholders prior to the closing » SAE’s current shareholders will nominate 5 of 8 Board members and Trio will nominate 3 of 8 Board members » Certain Trio management members team will give voting proxy for up to 1.9 million common shares to SAE’s shareholders » SAE’s motivation to merge: ▪ Ability to accelerate growth as a public company ▪ Access to capital and public currency for acquisitions ▪ Elevate profile within the industry Contingent Payment Schedule Minimum Maximum Minimum Maximum EBITDA for the Fiscal Year Ending 12/31/13 $46,000,000 to $50,000,000 248,016 to 496,032 EBITDA for the Fiscal Year Ending 12/31/14 $52,000,000 to $56,000,000 248,016 to 496,032 1 Contingent shares will be earned on a straight line basis between the minimum and maximum EBITDA targets. 2 EBITDA will exclude acquisitions and will be calculated as GAAP income before provision for income taxes, plus interest expense, less interest income, plus depreciation and amortization, plus any expenses arising solely from the Merger charged to income in such fiscal year. In addition, any Parent expenses incurred prior to the Closing that are included in Surviving Corp’s 2013 income statement will be excluded for purposes of EBITDA calculation. EBITDA Target Range 1,2 Contingent Share Range

5 Capitalization & Valuation » Implies an EV 4 to 2013 EBITDA multiple of 4.1x using the midpoint of the EBITDA target for 2013 ($48 million) » Implies an EV 4 to 2014 EBITDA multiple of 3.7x using the midpoint of the EBITDA target for 2014 ($54 million) » These multiples represent significant discounts to peer group 5 , despite SAE’s higher growth profile » Contemplated deal structure removes potential overhang from warrants, UPOs and cleans up the capital structure of the combined company 6 Fully Diluted Equity Value at Closing Shares to SAE's Current Shareholders 6,448,413 Trio's Founding Shares 1,725,000 Trio's Public Shares 1 6,116,855 Shares from Warrant & UPO Exchange 3 1,560,000 Fully Diluted Shares Outstanding 15,850,268 Trust Value Per Share 10.08$ Value of Common Equity at Trust Value 159,770,698$ Expected Net Debt at 12/31/12 1 Senior Financing 80,000,000 Estimated SAE Cash at 12/31/12 2 (20,000,000) SAE's Net Debt at 12/31/12 Prior to Transaction 60,000,000 Trio Cash After Transaction Expenses 1 56,657,898 Payment to SAE Selling Shareholders (7,500,000) Payment to SAE Preferred Holder (5,000,000) Net Cash from Trio 44,157,898 Seller's Note Issued at Closing 17,500,000 Projected Net Debt (assuming closing at 12/31/12) 33,342,102 Projected Enterprise Value 193,112,800 Notes: 1 Assumes that no Trio shareholders elect to redeem 2 Assumes $15,000,000 dividend is paid prior to 12/31/12 3 Assumes 14,600,000 warrants exchanged for common at 10 to 1 (including Trio shareholder note conversion) and exchange of UPO for 100,000 common shares 4 2013 EV assumes an additional 372,024 contingent shares and 2014 EV assumes an additional 744,048 contingent shares 5 Peer group includes CGG Veritas, Dawson Geophysical, Global Geophysical, ION Geophysical, Petroleum Geo Services, Pulse Seismic, Tesla Exploration, TGC Industries, and TGS Nopec Geophysical 6 Except for warrants that are not converted in the post-closing Warrant Exchange

6 » SAE is a global geophysical services company offering a full range of 2 D, 3 D and 4 D seismic data services ▪ Provides seismic data services to many of the world’s largest International Oil Companies (“IOC”) ▪ Specializes in logistically complex and challenging environments (e . g . Alaska, Peru, Papua New Guinea) while maintaining a strong Quality, Health, Safety and Environmental (“QHSE”) performance record ▪ 100 % of the Company’s revenue is earned on a contracted basis with customers, as opposed to shooting unfunded or partially funded speculative libraries, which have significantly more risk and uncertainty » Operates 10 - 12 crews globally, with approximately 1 , 500 permanent employees and up to 7 , 000 seasonal employees Company Overview and History 2006 2008 2010 2011 2012 2006 – Initiated operations in Lima, Peru as South American Exploration, founded by Brian Beatty 2008 – Leveraged Jungle experience to open office in Bogota, Colombia 2010 – Expanded jungle seismic experience with establishment of operations in Papua New Guinea (“PNG”); opened offices in Port Moresby, PNG and Brisbane, Australia 2010 – South American expansion continued with opening of office in Santa Cruz, Bolivia 2011 – Entered North American market when the company acquired Northern Exploration Services 2011 – Established U.S. operations with opening of office in Anchorage, Alaska 2011 – Company changed name to SAExploration and incorporated in Delaware 2011 – Entered Canadian market through Datum Exploration acquisition 2011 – Established headquarters in Calgary, Alberta 2012 – Expanded Global footprint to to Brazil; established office in Rio de Janiero , Brazil 2012 – Entered into new $80MM Senior Financing

7 Service Overview » Program Design ▪ 2 D, 3 D and 4 D survey design ▪ Align parameters and technologies to needs, budget and plan » Planning & Permitting ▪ Extensive experience in heavily cultured areas, logistically challenging land programs, transition zones, and shallow water » Camp Services ▪ Streamlined processes for setting up and dismantling field camps in remote areas » Survey and Line Cutting ▪ Utilize latest technologies ▪ Skilled at managing subcontractors to ensure project completion and integrity » Drilling ▪ Senior staff with 50 + years experience drilling for seismic recording in some of the world’s most challenging environments ▪ Versatile, portable drilling equipment » Recording ▪ Employ a variety of techniques (explosives, Vibroseis, air guns) ▪ Wireless or cable - based systems, and single - or multi - component geophones » Processing ▪ End - to - end data management expedites delivery

Senior Management

SAExploration

		Years Experience
 **Jeff Hastings** *Chairman*	▪ President and Owner of Fairweather Geophysical, which successfully maintained a significant market share of Alaskan seismic market during each year of operation ▪ Following the acquisition of Fairweather Geophysical by Veritas DGC in 2000, Mr. Hastings retained his role as Head of the Alaskan Division for Veritas and then CGGVeritas following its acquisition of Veritas DGC. ▪ Mr. Hastings was instrumental in assisting SAE in successfully expanding its operations on Alaska's Cook Inlet and North Slope	35 +
 **Brian Beatty** *President and CEO*	▪ Founded SAE in 2006 after establishing and maintaining Veritas DGC's South American operations, where he ran operations for over 15 years ▪ Began career in seismic field management in 1980 with Veritas DGC ▪ Successfully lead SAE's expansion into Canada through its acquisition of Datum Exploration	30 +
 **Brent Whiteley** *CFO and General Counsel*	▪ Joined SAE in 2011 in the role of COO and General Counsel, later transitioning to the role of CFO and General Counsel ▪ Following over 10 years in private law practice, Mr. Whiteley joined Veritas DGC as its Assistant General Counsel. Mr. Whiteley obtained his MBA in 2006 and assumed the role of General Counsel—Americas for CGGVeritas and then assumed the Senior VP role running the operations for CGGVeritas' Land Acquisition business in the Americas.	20 +

8

9 Revenue and EBITDA profile 140.5 178.2 150 209.3 100 120 140 160 180 200 220 2010 2011 9M 2011 9M 2012 14.5 14.5 17.8 48 54 26.9 10 15 20 25 30 35 40 45 50 55 60 2010 2011 9M 2011 9M 2012 2013 2014 Revenue ($ million) 1 EBITDA ($ million) 1,2 Notes: 1 Revenue and EBITDA are unaudited 2 2013 and 2014 EBITDA based on mid - points of EBITDA targets CAGR of 38.9% Growth rate: 26.8% 39.5%

10 Leading Quality, Health, Environmental, and Safety Track Record Complex Geographical Niche Community Relations and Local Expertise Experienced Hands - on Management Strong and Loyal Customer Base Competitive Advantage

11 Select Major Customers Senior management has an average of 10+ years of experience with SAE’s largest customers

12 Seismic Market Opportunity 16% < 4% 80% 12% 8% 40% 25 - 30% $600 B Market $16 - 19 B Market Exploration Geophysics Development 10 - 15% Data Library Sales Data Processing Land Equipment Land Acquisition Services Marine Equipment Marine Acquisition Services With worldwide annual capital spending for exploration and production estimated to be approximately $ 600 billion, the seismic industry represents a $ 16 to $ 19 billion annual revenue opportunity . The land acquisition services segment of the seismic market represents a $ 4 . 4 to $ 5 . 3 billion annual market . Source: ION Geophysical Corporation 4 th Annual Johnson Rice & Company Energy Conference October 3, 2012 Investor Presentation

13 Operational Focus Global Oil Reserve Distribution 48.1 19.7 13.2 8.5 8.0 2.5 2011 Total 1652.6 thousand million barrels of oil Global Gas Reserve Distribution 38.4 3.6 5.2 37.8 7.0 8.0 2011 Total 208.4 Trillion cubic meters of gas With an operational focus concentrated in North America, South America and Asia Pacific, SAE is operating in most of the prolific oil producing regions in the world . Source: BP Statistical Review of World Energy June 2012 Middle East S. & Cent. America North America Europe & Eurasia Africa Asia Pacific

14 North American Market and Trends » SAE expanded into North America in 2011 through the acquisitions of Datum Exploration, Ltd . in Canada and Northern Exploration Services in Alaska ▪ Datum has over 30 years of experience in the Canadian market and the Company hired a collective staff in Alaska with over 20 years operations experience » North American market is a stabilized and sustained market for 3 - D seismic mapping ▪ In the Lower 48 , 3 - D mapping, the more detailed and more costly technique, is the norm and is becoming more prevalent in Canada as IOCs aim to maximize the efficiency of their reservoirs and reduce exploration risk » Tax credits for exploration ( 40 - 60 % rebate for every exploration dollar spent) in Alaska is incentivizing IOCs to increase activity in the region ▪ In mid - 2011 , SAE began operating under a 3 - year on the Cook Inlet in Alaska ▪ This tax credit also extends into Alaska’s North Slope » Entrance into the North American market is consistent with the Company’s strategy to help increase the Company’s equipment utilization rates, while concurrently increasing margins Country / Region SAE Presence Seismic Opportunity Oil Outlook Political Stability IOC Presence Alaska Canada Lower 48 Historical Revenue ($MM) (1) (1) Unaudited historical Revenue statistics illustrated above do not include corporate and inter - company eliminations $ 2.4 $ 51.8 $ 110.1 $ - $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 FY 2010 FY 2011 YTD 2012 Alaska Canada Lower 48 Market Characteristics

15 South American Market and Trends » IOCs and NOCs throughout South America are seeking experienced seismic service providers with complex environment know - how, strong QHSE records and excellent relations with local communities to satisfy their seismic needs ▪ SAE has one of the strongest QHSE track records in the complex geographic environments in which SAE has made its niche » Stabilizing political environments provide reassurance and confidence to IOCs and NOCs that they will be able to enter a country and operate with little disruption » South American countries continue to expand and develop, demanding significantly more energy to fuel this growth ▪ SAE is taking advantage of this growth by expanding into Brazil in 2013 and growing in places like Colombia and Bolivia » The South American market helps with the Company’s equipment utilization as the North American and South American operating seasons are opposite each other ▪ Increased equipment utilization will increase profitability as the Company continues to expand its operations and geographic footprint Historical Revenue ($MM) (1) (1) Unaudited historical Revenue statistics illustrated above do not include corporate and inter - company eliminations Market Characteristics Country / Region SAE Presence Seismic Opportunity Oil Outlook Political Stability IOC Presence Colombia Peru Bolivia Brazil $ 107.2 $ 90.5 $ 93.6 $ - $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 FY 2010 FY 2011 YTD 2012 Colombia Peru Bolivia

16 Southeast Asian Market and Trends » In 2010 , the Company entered the Southeast Asian market (Papua New Guinea and New Zealand) for one of its major long - time customers ▪ The initial contract in Papua New Guinea lapsed in late 2011 , according to its terms ▪ The Company has been awarded another two year contract with the same customer, including a one - year option » To partially compensate for the downtime in Papua New Guinea, the Company expanded into New Zealand which is now developing into a sustainable market » The expansion into New Zealand has increased utilization in the region and developed lasting relationships with customers » SAE views the region as a relatively untapped market that is complementary to the Company’s unique skill set Historical Revenue ($MM) (1) (1) Unaudited historical Revenue statistics illustrated above do not include corporate and inter - company eliminations Market Characteristics Country / Region SAE Presence Seismic Opportunity Oil Outlook Political Stability IOC Presence Southeast Asia $ 31.0 $ 36.5 $ 5.7 $ - $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 FY 2010 FY 2011 YTD 2012 Papua New Guinea Singapore Australia New Zealand

Core Market Operational Review

SAExploration

- Alaska
  - Expanded exploration in the Cook Inlet and North Slope
  - Government incentives encouraging exploration
- North America
  - Aging reservoirs requiring more complex and thorough seismic mapping
  - 3D seismic acquisition is standard
- Brazil
  - Stabilizing regulatory environment
  - New land lease concessions expected for 2013
  - Rapid economic growth fueling domestic exploration
- Colombia
  - Increased exploration activity by IOCs
  - Stabilizing regulatory and financial environment
- Peru
  - SAE has consistently controlled a large market share
  - Long history of exploration activity by IOCs
- Bolivia
  - Stabilizing regulatory environment
  - Government concessions for oil and gas exploration
  - Potential for accelerated exploration to satisfy energy needs for growing South American economies

In order to capitalize on these positive trends, SAE plans to continue making significant investments in capital equipment, which will enable it to grow in Alaska, Canada, Colombia, Bolivia and PNG, and to expand into new regions such as the Lower 48, Australia and Brazil

2012 YTD Unaudited Revenue ($MM) (1)


$5.7
$26.5
$83.7
$26.8
$34.7
$32.1
United States
Peru
Colombia
Bolivia
Canada
SE Asia
Corporate

2012 YTD Unaudited EBITDA ($MM) (1)


$(0.4)
$7.1
$16.6
$3.8
$1.5
$4.2
United States
Peru
Colombia
Bolivia
Canada
SE Asia

(1) 2012 YTD Unaudited Revenue and EBITDA statistics illustrated above do not include corporate and inter-company eliminations

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18 Backlog and Bids Outstanding Total Bids Outstanding ($MM) Total Backlog through 2014 ($MM) U.S. (Alaska & Lower 48) $ 140.9 Canada 16.4 Colombia 36.4 Peru 26.8 Bolivia - SE Asia 27.9 Total $ 248.3 U.S. (Alaska & Lower 48) $ 52.0 Canada 26.2 Colombia 136.7 Peru 49.9 Bolivia 44.0 SE Asia 7.0 Total $ 315.7 57% 6% 15% 11% 11% United States Canada Colombia Peru Bolivia SE Asia 17% 8% 43% 16% 14% 2% United States Canada Colombia Peru Bolivia SE Asia

19 Overview of Competitors Operational Footprint Market North South Southeast Geographic Land / Company Cap. America America Asia Diversity Offshore Library SAExploration N/A X X X Land CGGVeritas $4,628.9 X X X Both Global Geophysical $153.7 X X Land Geokinetics $5.7 X X Both Tesla $61.0 X Land Dawson $182.0 X Land ION Geophysical $970.4 X X X Both TGC Industries $164.4 X Land 24% 22% 10% 5% 5% 5% 5% 4% 3% 3% Top Seismic Providers by Market Share CGG Western PGS Fugro GOK HAL TGS ION DWSN $ - $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 1999 2001 2003 2005 2007 2009 2011 Total Revenue ($ in billions) Geophysical Industry Growth Geophysical Industry Growth Top Seismic Providers by Market Share (est.)

20 Investment Highlights » One of the largest international seismic data acquisition and processing companies in the world » Attractive valuation – significant discount to peers despite higher projected growth profile » High growth company with projected CAGR EBITDA growth of over 38% » International geographic diversification and a blue chip customer base » Experienced management team » Significant ongoing ownership by SAE management team Note: 1 Based on 2010 EBITDA of $14.5 million and the midpoint of the 2014 EBITDA target of $54 million

21 Appendix » Historical financial results » Historical balance sheet

22 Historical Financial Results (unaudited) (U.S. dollars in thousands) 2010 2011 YTD 2012 (1) Revenue $ 140,521 $ 178,210 $ 209,300 Direct operating expenses 118,938 151,618 163,046 Gross profit 21,582 26,592 46,254 Selling, general, and administrative expenses 6,865 16,117 19,585 Depreciation expense 177 190 8,483 (Gain) Loss on sale of assets (515) (2) 186 Income from operations 15,056 10,287 18,000 Other income (expense): Other (income) expense, net 3,822 66 77 Interest (income) expense, net 674 624 1,471 Foreign exchange (gain) loss, net 262 (150) (522) Total other (income) expense, net 4,759 540 1,026 Income before income taxes 10,297 9,747 16,974 Provision for income taxes 1,206 2,994 6,727 Net income $ 9,091 $ 6,753 $ 10,246 EBITDA reconciliation Net income $ 9,091 $ 6,753 $ 10,246 Provision for income taxes 1,206 2,994 6,727 Interest (income) expense, net 674 624 1,471 Depreciation and amortization 3,493 4,110 8,483 EBITDA $ 14,464 $ 14,481 $ 26,928 (1) For period January 1, 2012 through September 30, 2012

23 Historical Balance Sheet (unaudited) (1) (U.S. dollars in thousands) 2010 (1) 2011 (1) 2012 (2) Current assets Cash and cash equivalents $ 7,232 $ 4,978 $ 13,921 Restricted cash 176 108 3,700 Accounts receivable 22,956 33,872 54,421 Prepaid expenses 5,497 2,589 7,542 Deferred expenses on contracts 2,996 3,000 3,380 Deferred tax asset, net 728 2,270 1,252 Other current assets 675 - - Total current assets 40,259 46,817 84,216 Property and equipment, net 9,695 41,583 50,807 Goodwill and other intangible assets, net - 3,813 3,765 Other assets - 1,921 - Total assets $ 49,954 $ 94,134 $ 138,788 Current liabilities Accounts payable $ 23,099 $ 44,216 $ 28,589 Accrued liabilities 5,619 2,723 11,277 Income and other taxes payable 4,566 3,964 12,304 Accrued payroll and related liabilities 2,739 2,383 6,983 Notes payable 3,607 7,393 21,238 Deferred revenue - current portion - 3,756 6,389 Capital lease - current portion - 915 814 Total current liabilities 39,630 65,350 87,592 Capital leases - non-current portion - 1,669 1,177 Deferred revenue - non-current portion - 6,429 4,293 Deferred tax liabilities, net 146 1,553 - Long-term debt - - 15,693 Total liabilities 39,776 75,001 108,755 Total shareholders' equity 10,178 19,133 30,034 Total liabilities and shareholders' equity $ 49,954 $ 94,134 $ 138,788 (1) Fiscal years ending December 31 (2) Balance sheet data as of September 30, 2012